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                       SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549-1004



                               ------------------


                                    FORM 8-K

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              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (Date of Earliest Event Reported):

                                October 30, 1998

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                         Commission file number 0-13497

                         PITNEY BOWES CREDIT CORPORATION
           Incorporated pursuant to the Laws of the State of Delaware




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       Internal Revenue Service -- Employer Identification No. 06-0946476

                   27 Waterview Drive, Shelton, CT 06484-4361
                                 (203) 922-4000







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




Item 2 -- Acquisition or Disposition of Assets

 On October 30, 1998, the Company's wholly owned subsidiary, Colonial Pacific Leasing Corporation ("CPLC"), transferred the operations, employees and substantially all assets related to its broker-oriented external financing business to General Electric Capital Corporation ("GECC"). The Company received approximately $790 million at closing, which approximates the book value of net assets sold or otherwise disposed of, together with related transaction costs. The transaction is subject to post-closing adjustments pursuant to the terms of the purchase agreement with GECC executed on October 12, 1998. Proceeds from the sale will be used in general operations and to pay down debt.

Item 7 -- Financial Statements and Exhibits

b.       Pro Forma Financial Information

The unaudited pro forma consolidated financial information presented herein gives effect to the Company's sale of CPLC on October 30, 1998. The Company's unaudited pro forma consolidated financial information should be read in conjunction with the historical financial statements in PBCC's Form 10-K for the year ended December 31, 1997. The unaudited pro forma consolidated statements of income for the periods ended September 30, 1998 and 1997 are incorporated by reference to the registrant's September 30, 1998 Form 10-Q. The accompanying unaudited pro forma consolidated statements of income for the years ended December 31, 1997, 1996 and 1995, reflect the historic consolidated statements of income for the same periods, with the operating results of CPLC excluded to arrive at pro forma consolidated statements of income. The accompanying September 30, 1998 unaudited pro forma consolidated condensed balance sheet reflects the consolidated balance sheet as presented in the registrant's September 30, 1998 Form 10-Q adjusted to reflect the transaction as if it had occurred at September 30, 1998.

                         PITNEY BOWES CREDIT CORPORATION
                   PRO FORMA CONSOLIDATED STATEMENT OF INCOME
                                   (unaudited)
                            (in thousands of dollars)


                                                                                 Year Ended December 31, 1997
                                                                       -----------------------------------------------

                                                                                         Adjustments         Unaudited
                                                                       As Reported            (a)            Pro Forma
Revenue:
  Finance income...............................................          $ 705,364       ($  180,451)       $  524,913
  Mortgage servicing revenue...................................             73,246                -             73,246
                                                                           -------           -------           -------


    Total revenue..............................................            778,610          (180,451)          598,159
                                                                           -------           -------           -------

Expenses:
  Selling, general and administrative..........................            183,292           (67,249)          116,043
  Interest.....................................................            197,234           (46,201)          151,033
  Depreciation and amortization................................             42,648              (186)           42,462
  Provision for credit losses..................................             78,320           (39,244)           39,076
                                                                           -------           -------           -------

    Total expenses.............................................            501,494          (152,880)          348,614
                                                                           -------           -------           -------

Income before income taxes.....................................            277,116           (27,571)          249,545
Provision for income taxes.....................................             82,283           (10,546)           71,737
                                                                           -------           -------           -------

Income from continuing operations..............................          $ 194,833       ($   17,025)       $  177,808
                                                                           =======           =======           =======






(a) Adjustments represent results of operations from CPLC.

                         PITNEY BOWES CREDIT CORPORATION
                   PRO FORMA CONSOLIDATED STATEMENT OF INCOME
                                   (unaudited)
                            (in thousands of dollars)


                                                                                   Year Ended December 31, 1996
                                                                       -----------------------------------------------

                                                                                         Adjustments         Unaudited
                                                                       As Reported            (a)            Pro Forma
Revenue:
  Finance income...............................................          $ 693,013       ($  163,029)       $  529,984
  Mortgage servicing revenue...................................             52,985                -             52,985
  Equipment sales..............................................             26,666                -             26,666
                                                                           -------           -------           -------


    Total revenue..............................................            772,664          (163,029)          609,635
                                                                           -------           -------           -------

Expenses:
  Selling, general and administrative..........................            175,235           (64,022)          111,213
  Interest.....................................................            201,543           (40,701)          160,842
  Depreciation and amortization................................             40,447              (180)           40,267
  Provision for credit losses..................................             66,529           (30,913)           35,616
  Cost of equipment sales......................................             22,821                -             22,821
                                                                           -------           -------           -------

    Total expenses.............................................            506,575          (135,816)          370,759
                                                                           -------           -------           -------

Income before income taxes.....................................            266,089           (27,213)          238,876
Provision for income taxes.....................................             86,855           (10,409)           76,446
                                                                           -------           -------           -------

Income from continuing operations..............................          $ 179,234       ($   16,804)       $  162,430
                                                                           =======           =======           =======





(a) Adjustments represent results of operations from CPLC.

                         PITNEY BOWES CREDIT CORPORATION
                   PRO FORMA CONSOLIDATED STATEMENT OF INCOME
                                   (unaudited)
                            (in thousands of dollars)


                                                                                  Year Ended December 31, 1995
                                                                     -------------------------------------------------

                                                                                         Adjustments         Unaudited
                                                                       As Reported            (a)            Pro Forma
Revenue:
  Finance income...............................................          $ 635,892       ($  128,479)       $  507,413
  Mortgage servicing revenue...................................             37,122                 -            37,122
  Equipment sales..............................................              2,687                 -             2,687
                                                                           -------           -------           -------


    Total revenue..............................................            675,701          (128,479)          547,222
                                                                           -------           -------           -------

Expenses:
  Selling, general and administrative..........................            149,483           (52,288)           97,194
  Interest.....................................................            202,090           (29,674)          172,417
  Depreciation and amortization................................             32,031              (169)           31,862
  Provision for credit losses..................................             58,549           (24,888)           33,661
  Cost of equipment sales......................................              2,214                 -             2,214
                                                                           -------           -------           -------

    Total expenses.............................................            444,367          (107,019)          337,348
                                                                           -------           -------           -------

Income before income taxes.....................................            231,334           (21,460)          209,874
Provision for income taxes.....................................             72,678            (7,209)           65,469
                                                                           -------           -------           -------

Income from continuing operations..............................          $ 158,656       ($   14,251)       $  144,405
                                                                           =======           =======           =======






(a) Adjustments represent results of operations from CPLC.

                         PITNEY BOWES CREDIT CORPORATION
                      PRO FORMA CONSOLIDATED BALANCE SHEETS
                                   (unaudited)
                            (in thousands of dollars)


                                                                                         September 30, 1998
                                                                             ----------------------------------------

                                                                                             Adjustments    Unaudited
                                                                             As Reported         (a)        Pro Forma

ASSETS

Cash.................................................................      $      56,098      $ 790,126  $    846,224

Investments:
  Finance assets.....................................................          2,594,005            -       2,594,005
  Investment in leveraged leases.....................................            755,161            -         755,161
  Investment in operating leases, net of accumulated depreciation....             31,582            -          31,582
  Allowance for credit losses........................................            (75,301)           -         (75,301)
                                                                               ---------      ---------     ---------

    Net investments..................................................          3,305,447            -       3,305,447
                                                                               ---------      ---------     ---------

Mortgage servicing rights, net of accumulated amortization...........            366,657            -         366,657
Assets held for sale.................................................            397,976            -         397,976
Investment in partnership............................................            204,935            -         204,935
Loans and advances to affiliates.....................................            319,310            -         319,310
Net assets of discontinued operations................................            776,941      (776,941)             -
Other assets.........................................................            252,275            -         252,275
                                                                               ---------      ---------     ---------

       Total assets..................................................      $   5,679,639    $   13,185   $  5,692,824
                                                                               =========      =========     =========

LIABILITIES

Senior notes payable within one year.................................       $  1,837,384$           -    $  1,837,384
Short-term notes payable to affiliates...............................             96,500            -          96,500
Accounts payable to affiliates.......................................            191,145            -         191,145
Accounts payable and accrued liabilities.............................            198,351        13,185        211,536
Deferred taxes.......................................................            505,512            -         505,512
Senior notes payable after one year..................................          1,382,000            -       1,382,000
Subordinated notes payable...........................................            285,886            -         285,886
                                                                               ---------      ---------     ---------

     Total liabilities...............................................          4,496,778        13,185      4,509,963
                                                                               ---------      ---------     ---------

STOCKHOLDER'S EQUITY

Common stock.........................................................             46,000            -          46,000
Capital surplus......................................................             41,725            -          41,725
Retained earnings....................................................          1,095,136            -       1,095,136
                                                                               ---------      ---------     ---------

     Total stockholder's equity......................................          1,182,861            -       1,182,861
                                                                               ---------      ---------     ---------

       Total liabilities and stockholder's equity....................       $  5,679,639    $   13,185   $  5,692,824
                                                                               =========      =========     =========



(a) Adjustments represent the disposal of substantially all of CPLC's assets and the related estimated transaction costs. The proceeds are subject to post-closing adjustments pursuant to the terms of the purchase agreement with GECC executed on October 12, 1998.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.







                                           PITNEY BOWES CREDIT CORPORATION

                                           By        /s/ NANCY E. COOPER
                                                    ----------------------
                                                        Nancy E. Cooper
                                                  Vice President, Finance and
                                                   Chief Financial Officer
                                   (Principal Financial and Accounting Officer)

Dated:  November 16, 1998